UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 10, 2005

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	000-51080	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (604) 822-0301

2386 East Mall Street, Suite 208, Vancouver, British Columbia V6T 1Z3

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LANLIB1\MWC\828507.02

ITEM  1.01.     Entry into a Material Definitive Agreement.

On March 10, 2005, the Compensation Committee of the Board of Directors of Chemokine Therapeutics Corp. (the “Company”) approved an amendment to the employment agreements of Hassan Salari, Chief Executive Officer and President, and David Karp, Chief Financial Officer.  Both amendments will be effective April 1, 2005.

The amendment to Dr. Salari’s employment agreement will increase Dr. Salari’s annual base salary to CDN $300,000 from CDN $250,000.  All other provisions of his employment agreement remain unchanged and in force.

The amendment to Mr. Karp’s employment agreement (the “Karp Amendment”) will increase Mr. Karp’s annual base salary to CDN $170,000 from CDN $160,000.  The Karp Amendment also provides that in the event of Mr. Karp’s termination without cause, The Company may terminate Executive’s engagement under this Agreement without cause and without advance notice; provided, however, that Company will pay the Executive the amount equal to six (6) months of the Executive’s Total Compensation (where Total Compensation is equal to the Executives Base Salary and the most recent annual Bonus, if any)  In addition, the Company will pay an amount equal to two (2) weeks of Total Compensation for each year of service with the Company, prorated to the extent that a year of service is incomplete, provided that the total severance hereunder does not exceed nine (9) months.  In addition, all stock options grants to Executive, if any, granted pursuant to any stock option agreement will become immediately vested and exercisable.

Copies of both amendments are filed herewith as Exhibits 10.1 and 10.2 to this Current Report and are incorporated herein by reference.

ITEM  9.01.     Financial Statements and Exhibits.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

Exhibit Number	Description of Exhibit
10.1	Amended Employment Agreement, dated March 10, 2005, between Chemokine Therapeutics Corp. and Hassan Salari
10.2	Amended Employment Agreement, dated March 10, 2005, between Chemokine Therapeutics Corp. and David Karp

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 16, 2005	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ David Karp David Karp Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Amended Employment Agreement, dated March 10, 2005, between Chemokine Therapeutics Corp. and Hassan Salari
10.2	Amended Employment Agreement, dated March 10, 2005, between Chemokine Therapeutics Corp. and David Karp